HERBALIFE ANNOUNCES APPOINTMENT OF DR. RICHARD H. CARMONA
–17th SURGEON GENERAL OF THE UNITED STATES (2002-2006) – TO BOARD OF DIRECTORS

Los Angeles, CA – October 28, 2013 – Herbalife (NYSE: HLF) today announced the appointment of Richard H. Carmona, M.D., M.P.H., FACS, and 17th Surgeon General of the United States, to the Company’s Board of Directors, effective October 25, 2013. Dr. Carmona brings more than 40 years of experience in medicine, nutrition, preventative health and business to the Herbalife Board.

Dr. Carmona joins as an independent Director. With his appointment, Herbalife has increased the size of its Board to 12 members, 9 of whom are independent.

“As a scientist and medical professional, I was first attracted by the depth and breadth of Herbalife’s commitment to excellence in nutrition science,” said Carmona. “As a business person, my due diligence showed me a company of integrity with a good business plan. As the son of poor emigrant parents, I am elated to see the opportunities Herbalife offers to families in health-disparate and economically underserved communities.”

“Dr. Carmona has dedicated his life to improving the relationships among health, culture, education and economic status, and we are pleased to welcome him to Herbalife’s Board of Directors,” said Michael O. Johnson, chairman and chief executive officer of Herbalife. “As a Surgeon General of the United States, a distinguished professor of public health, and an experienced business leader, Richard will be a tremendous addition to our Board. We look forward to leveraging his expertise in our ongoing initiative to ensure the nutritional benefits of all Herbalife products and our continued efforts to empower our distributors around the world.”

About Dr. Richard H. Carmona

Dr. Carmona currently serves as the first Distinguished Professor of Public Health at the University of Arizona, and the first Distinguished Professor of Health Promotion and Entrepreneurship at The Ohio State University. He is President of the nonprofit Canyon Ranch Institute Board of Directors in Tucson, Arizona and vice chairman of Canyon Ranch. He serves on the boards of other public companies including The Clorox Company and Taser International, and works in leadership and advisory roles helping to create businesses in emerging science and technology.

Born to a poor Hispanic family in New York City, Dr. Carmona experienced homelessness, hunger, and health disparities during his youth. The experiences greatly sensitized him to the relationships among culture, health, education and economic status and shaped his future.

In 1967, Dr. Carmona enlisted in the U.S. Army and went on to become a combat-decorated Special Forces Vietnam veteran. After leaving active duty, he attended Bronx Community College of the City University of New York, where he received an associate’s degree. He then attended the University of California, San Francisco, where he received a bachelor’s degree (1977) and medical degree (1979).

Trained in general and vascular surgery, Dr. Carmona also completed a National Institutes of Health-sponsored fellowship in trauma, burns, and critical care. He went on to become the chairman of the State of Arizona Southern Regional Emergency Medical System, a professor of surgery, public health and family and community medicine at the University of Arizona, and the Pima County Sheriff’s Department surgeon and deputy sheriff.

In 2002, Dr. Carmona was nominated by the President and unanimously confirmed by the United States Senate to become the 17th Surgeon General of the United States. Dr. Carmona was selected because of his extensive experience in public health, clinical sciences, health care management, preparedness, and his commitment to prevention as an effective means to improve public health and reduce health care costs while improving the quality and quantity of life. In 2006, Dr. Carmona successfully completed the statutory four-year term.

Dr. Carmona has published extensively and received numerous awards, decorations, and local and national recognitions for his achievements. A strong supporter of community service, he has served on community and national boards and provided leadership to many diverse organizations.

About Herbalife Ltd.

Herbalife Ltd. (NYSE:HLF) is a global nutrition company that sells weight-management, nutrition and personal care products intended to support a healthy lifestyle. Herbalife products are sold in more than 80 countries to and through a network of independent distributors. The company supports the Herbalife Family Foundation and its Casa Herbalife program to help bring good nutrition to children. Herbalife’s website contains information about Herbalife, including financial and other information for investors at http://ir.Herbalife.com. The company encourages investors to visit its website from time to time, as information is updated and new information is posted.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” and any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:

•	the resignation of our former independent registered public accounting firm, its withdrawal of its audit reports with respect to certain of our historical financial statements, any difficulties PricewaterhouseCoopers LLP, our successor accounting firm encounters in the re-audits of such relevant historical financial statements or any material modifications to such historical financial statements PricewaterhouseCoopers LLP believes should be made as a result of such re-audits;

•	any collateral impact resulting from the ongoing worldwide financial environment, including the availability of liquidity to us, our customers and our suppliers or the willingness of our customers to purchase products in a difficult economic environment;

•	our relationship with, and our ability to influence the actions of, our distributors;

•	improper action by our employees or distributors in violation of applicable law;

•	adverse publicity associated with our products or network marketing organization, including our ability to comfort the marketplace and regulators regarding our compliance with applicable laws;

•	changing consumer preferences and demands;

•	our reliance upon, or the loss or departure of any member of, our senior management team which could negatively impact our distributor relations and operating results;

•	the competitive nature of our business;

•	regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products and network marketing program, including the direct selling market in which we operate;

•	legal challenges to our network marketing program;

•	risks associated with operating internationally and the effect of economic factors, including foreign exchange, inflation, disruptions or conflicts with our third party importers, pricing and currency devaluation risks, especially in countries such as Venezuela;

•	uncertainties relating to the application of transfer pricing, duties, value added taxes, and other tax regulations, and changes thereto;

•	uncertainties relating to interpretation and enforcement of legislation in China governing direct selling;

•	uncertainties relating to the interpretation, enforcement or amendment of legislation in India governing direct selling;

•	our inability to obtain the necessary licenses to expand our direct selling business in China;

•	adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;

•	our dependence on increased penetration of existing markets;

•	contractual limitations on our ability to expand our business;

•	our reliance on our information technology infrastructure and outside manufacturers;

•	the sufficiency of trademarks and other intellectual property rights;

•	product concentration;

•	changes in tax laws, treaties or regulations, or their interpretation;

•	taxation relating to our distributors;

•	product liability claims;

•	whether we will purchase any of our shares in the open markets or otherwise; and

•	share price volatility related to, among other things, speculative trading and certain traders shorting our common shares.

We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Contacts
Herbalife Ltd.
Barbara Henderson, SVP, Worldwide Corp. Communications 213-745-0517
or
Amy Greene, VP, Investor Relations 213-745-0474